UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-07510


ACM MUNICIPAL SECURITIES INCOME FUND, INC.


(Exact name of registrant as specified in charter)


1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    April 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


ACM Municipal Securities Income Fund


Semi-Annual Report

April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

SEMI-ANNUAL REPORT

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 15, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Municipal Securities Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMU".

Investment Objective and Policies

The Fund is a closed-end management investment company that seeks high current income exempt from regular federal income tax. The Fund will invest a substantial portion of its assets in investment-grade municipal securities, with up to 20% of the Fund's total assets invested in unrated municipal securities of equivalent credit quality as determined by the Fund's adviser. The Fund is designed for investors who are not subject to the federal Alternative Minimum Tax ("AMT"), as all or a significant portion of the Fund's dividends may be subject to such tax. The Fund expects that it will invest a significant portion of its assets in municipal securities, the interest on which is subject to such tax. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 23.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2006.

The Fund outperformed its benchmark during both the six- and 12-month periods ended April 30, 2006. The Fund's stronger relative performance during the six-month period under review was largely the result of security selection in the insured and pre-refunded sectors. In addition, the Fund's leveraged structure aided its performance.

Market Review and Investment Strategy

From April 2005 through the end of April 2006, the U.S. Federal Reserve (the "Fed") raised the target for the Federal funds rate from 2.75% to 4.75%; 0.75% of that increase was since October 2005. In response to the Fed's action, the yields for most maturities of domestic bonds increased. Municipal bond yields increased less than U.S. Treasury bond yields. For example, during the six-month reporting period, 10-year municipal yields increased 0.16% and 30-year municipal yields actually declined 0.06%. Over the same time period, 10-year and 30-year U.S. Treasury bond yields rose 0.50% and 0.46%, respectively. The outperformance for municipal bonds largely resulted from relatively light supply- the amount of bonds issued in the first quarter of 2006 was down 29% from the first quarter of 2005. Municipal bond prices have also been supported by ongoing demand from a diverse set of investors including traditional buyers such as U.S. individuals, as well as relatively newer municipal market participants, such as hedge funds and other institutional leveraged investors. The municipal market showed similar rela

ACM MUNICIPAL SECURITIES INCOME FUND o 1



tive performance over the 12-month period as over the six-month period ended April 30, 2006. For the 12-month period, despite 10-year U.S. Treasury yields increasing 0.85% and 30-year U.S. Treasury yields increasing 0.66%, 10-year and 30-year municipal yields rose 0.51% and 0.16%, respectively.

The market for lower-credit quality, or high yield, municipal bonds continues to post even stronger returns than the general municipal market. The LB High Yield Municipal Index returned 5.23% and 7.46% over the six- and 12-month periods ended April 30, 2006, respectively. This compares to 1.56% and 2.16% for the same periods for the LB Municipal Bond Index, which represents the overall general market for investment-grade municipal bonds. The strong performance for lower-credit quality municipal bonds was in part due to the relatively favorable credit environment, but of more importance, due to the continued, very strong demand for higher-yielding bonds. According to AMG Data, a provider of mutual fund money flow and holdings data, new money into high yield municipal bond mutual funds accounted for approximately 40% of the flow in municipal bond mutual funds during the first quarter of 2006. By comparison, high yield bonds currently represent about 4% of the outstanding supply of municipal bonds.

During the past year, the Municipal Bond Investment Team's (the "team's") strategy has remained consistent. Given that interest rates are still relatively low compared to the level of inflation, the team continues to maintain less interest rate exposure in the Fund relative to that of the Fund's benchmark. Also, because high yield municipals have displayed such strong performance, the team has reduced the Fund's exposure to such holdings and further diversified the Fund's remaining holdings. Recently, as market conditions allow, the team has also been selling longer-maturity holdings and replacing them with bonds with shorter maturities. In the team's view, these shorter-maturity holdings should outperform longer-maturity bonds if rates rise and the difference between long and short yields increases.


2 o ACM MUNICIPAL SECURITIES INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Municipal Securities Income Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM MuniSec." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 40.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 20% of its total assets in securities that are not rated and up to 10% in securities that are not readily marketable.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ACM MUNICIPAL SECURITIES INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)



                                                            Returns
THE FUND VS. ITS BENCHMARK                      -------------------------------
PERIODS ENDED APRIL 30, 2006                     6 Months           12 Months
-------------------------------------------------------------------------------
   ACM Municipal Securities Income Fund (NAV)     2.09%               2.54%
-------------------------------------------------------------------------------
   LB Municipal Index                             1.56%               2.16%
-------------------------------------------------------------------------------

   The Fund's Market Price per share on April 30, 2006 was $10.71. The Fund's Net Asset Value Price per share on April 30, 2006 was $11.07. For additional Financial Highlights, please see page 27.


See Historical Performance and Benchmark disclosures on previous page.


4 o ACM MUNICIPAL SECURITIES INCOME FUND


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $123.3


QUALITY RATING DISTRIBUTION*
[ ]  58.6%   AAA                         [PIE CHART OMITTED]
[ ]  18.7%   AA
[ ]  11.6%   A
[ ]   9.1%   BBB
[ ]   2.0%   BB

* All data are as of April 30, 2006. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ACM MUNICIPAL SECURITIES INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                   Principal
                                                      Amount
                                                       (000)      U.S. $ Value
-------------------------------------------------------------------------------

Long-Term Municipal Bonds-170.0%
Alabama-5.9%
Jefferson Cnty Wtr and Swr Rev
   FGIC Ser 02B
   Prerefunded 8/01/12 @ 100
   5.00%, 2/01/41                                   $  1,535        $1,625,949
Jefferson Cnty Wtr and Swr Rev
   FGIC Ser 02B
   5.00%, 2/01/41                                      2,465         2,618,052
Jefferson Cnty Ltd Obligation
   Sch Warrants Ser 04A
   5.25%, 1/01/18                                      1,300         1,357,369
   5.25%, 1/01/23                                        525           545,758
Montgomery Spl Care Fac Fin Auth
   (Baptist Med Ctr) Ser 04C
   5.25%, 11/15/29                                     1,000         1,082,840
                                                                  -------------
                                                                     7,229,968

Alaska-8.5%
Alaska International Airport
   MBIA Ser 03B
   5.00%, 10/01/26                                     1,000         1,029,900
Alaska Muni Bond Bank Auth
   MBIA Ser 03E
   5.25%, 12/01/26                                     3,000         3,168,630
Alaska Muni Bond Bank Auth
   MBIA Ser 04G
   5.00%, 2/15/22                                      1,585         1,639,603
Anchorage Alaska
   Wastewater Rev MBIA
   5.125%, 5/01/29                                     2,300         2,389,355
Four Dam Pool Alaska
   Ser 04
   5.25%, 7/01/25                                      2,195         2,253,453
                                                                  -------------
                                                                    10,480,941

Arizona-2.3%
Arizona Cap Facs Fin Corp
   (Arizona St Univ Proj)
   6.25%, 9/01/32                                      1,550         1,593,276
Phoenix Civic Impt Corp
   Wastewater Sys Rev (JR Lien)
    MBIA Ser 04
    5.00%, 7/01/23                                     1,250         1,298,275
                                                                  -------------
                                                                     2,891,551


6 o ACM MUNICIPAL SECURITIES INCOME FUND


                                                  Principal
                                                     Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
California-14.4%
Burbank Redev Agy
   FGIC Ser 03
   5.625%, 12/01/28                                 $  2,700        $2,952,909
California Dept of Wtr
   Ser 02A
   5.375%, 5/01/22                                     2,000         2,185,660
California St
   GO Ser 03
   5.00%, 2/01/32                                      2,450         2,488,808
   5.00%, 2/01/33                                      1,100         1,117,281
Golden St
   Tobacco Settlement XLCA Ser 03B
   5.50%, 6/01/33                                      3,000         3,276,840
Golden St
   Tobacco Settlement RADIAN Ser 03B
   5.50%, 6/01/43                                      2,250         2,457,630
Pomona Lease Rev
   AMBAC Ser 03
   5.50%, 6/01/34                                      3,000         3,245,880
                                                                  -------------
                                                                    17,725,008

Colorado-3.4%
Colorado Toll Rev
   (Hwy E-470) Ser 00
   Zero coupon, 9/01/35                               10,000         1,278,700
Colorado Hlth Facs Auth Rev
   (Parkview Med Ctr) Ser 04
   5.00%, 9/01/25                                        760           762,721
Northwest Colorado Metro Dist No 3
   GO Ltd Tax
   6.125%, 12/01/25                                      500           521,370
Park Creek Metro Dist Rev
   Ltd Senior Lien Property Tax
   5.25%, 12/01/25                                     1,160         1,179,244
Todd Creek Farms Metro Dist No 1
   Wtr and Wastewater Rev Ser 04
   6.125%, 12/01/19                                      400           399,188
                                                                  -------------
                                                                     4,141,223

Florida-20.2%
Florida Hsg Fin Corp Rev MFHR
   (Westlake Apts) FSA Ser 02-D1 AMT
   5.40%, 3/01/42                                      8,780         8,897,476
Lee Cnty Hlth Care Fac Rev
   (Shell Point Village Proj) Ser 99A
   5.50%, 11/15/29                                     3,670         3,703,067


ACM MUNICIPAL SECURITIES INCOME FUND o 7


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Miami Beach Hlth Fac Rev
   (Mount Sinai Med Ctr)
   6.75%, 11/15/24(a)                               $  2,000        $2,218,060
Miami-Dade Cnty Spl Oblig
   MBIA Ser 04B
   5.00%, 4/01/24                                      4,000         4,147,920
Orange Cnty Hlth Fac Auth Rev
   (Orlando Regl Healthcare) Ser 02
   5.75%, 12/01/32                                     1,400         1,547,238
Reedy Creek Fla Impt Dist Fla Utils Rev AMBAC
   5.00%, 10/01/25                                     2,845         2,950,834
UCF Assn Ctfs
   FGIC Ser 04A
   5.125%, 10/01/24                                    1,325         1,389,978
                                                                  -------------
                                                                    24,854,573

Hawaii-2.0%
Hawaii Elec Rev
   XLCA Ser 03B AMT
   5.00%, 12/01/22                                     2,500         2,543,725
                                                                  -------------

Illinois-10.9%
Chicago
   GO FSA Ser 04A
   5.00%, 1/01/25                                      2,165         2,232,938
Chicago Arpt Rev
   (O'Hare Intl Arpt) XLCA Ser B-1
   5.25%, 1/01/34                                      3,100         3,230,696
Chicago Hsg Agy SFMR
   (Mortgage Rev) GNMA/FNMA
   Ser 02B AMT
   6.00%, 10/01/33                                       605           619,260
Chicago Park Dist
   GO (Ltd Tax) AMBAC Ser 04A
   5.00%, 1/01/25                                      2,585         2,670,538
Cook Cnty Sch Dist
   FSA Ser 04
   4.60%, 12/01/20(b)                                  1,000           944,620
Illinois Fin Auth
   (Loyola Univ Chicago) XLCA Ser 04A
   5.00%, 7/01/24                                      1,495         1,541,375
Illinois Fin Auth Rev
   (Illinois Inst of Technology) Ser 06A
   5.00%, 4/01/31                                        365           367,252
Metropolitan Pier & Exposition Rev
   (McCormick Pl) MBIA Ser 02A
   5.25%, 6/15/42                                      1,750         1,827,998
                                                                  -------------
                                                                    13,434,677


8 o ACM MUNICIPAL SECURITIES INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)    U.S. $ Value
-------------------------------------------------------------------------------
Indiana-2.6%
Hendricks Cnty Bldg Facs
   GO Ser 04
   5.50%, 7/15/21                                   $  1,045        $1,130,053
Indiana Bd Bk Rev
   FSA Ser 04B
   5.00%, 2/01/21                                      1,100         1,139,193
Indiana St Dev Fin Auth Rev
   (Inland Steel Co) Exempt Facs
   5.75%, 10/01/11                                       865           880,899
                                                                  -------------
                                                                     3,150,145

Louisiana-0.8%
New Orleans
   GO MBIA
   5.25%, 12/01/20                                     1,000         1,043,560
                                                                  -------------

Massachusetts-10.4%
Mass GO Ser 02
   Prerefunded 11/01/12 @ 100
   5.25%, 11/01/30                                     3,310         3,560,269
Mass GO Ser 02
   5.25%, 11/01/30                                     1,690         1,817,781
Mass Hlth & Ed Fac Hosp Rev
   (New England Med Ctr) MBIA Ser 94
   7.09%, 7/01/18(c)                                   5,000         5,024,400
Mass Hsg Fin Agy MFHR
   (Rental Rev) AMBAC Ser 00A AMT
   6.00%, 7/01/41                                      1,740         1,837,440
Mass Hsg Fin Agy MFHR
   (Rental Rev) MBIA Ser 00H AMT
   6.65%, 7/01/41                                        545           580,632
                                                                  -------------
                                                                    12,820,522

Michigan-5.4%
Kent Hosp Fin Auth
   5.75%, 7/01/25                                        310           326,666
Michigan St Hosp Rev
   (Trinity Hlth) Ser 00A
   6.00%, 12/01/27                                     3,000         3,246,150
Saginaw Hosp Fac Rev
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30                                      2,775        3,030,605
                                                                  -------------
                                                                    6,603,421

Minnesota-1.4%
Shakopee Health Care Facs Rev
   (St Francis Regl Med Ctr) Ser 04
   5.10%, 9/01/25                                      1,200         1,222,740
St. Paul Hsg & Redev Auth Hosp Rev
   Hlth Hosp Nursinghome Impr
   6.00%, 11/15/25                                       500           538,650
                                                                  -------------
                                                                     1,761,390


ACM MUNICIPAL SECURITIES INCOME FUND o 9


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mississippi-4.2%
Adams Cnty Poll Ctl Rev
   (International Paper Co) Ser 99 AMT
   6.25%, 9/01/23                                   $  1,000        $1,059,830
Gulfport Hosp Fac Rev
   (Mem Hosp at Gulfport Proj) Ser 01A
   5.75%, 7/01/31                                      4,000         4,080,040
                                                                  -------------
                                                                     5,139,870

Nevada-1.7%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj)
   RADIAN Ser 03A
   5.00%, 9/01/23                                      2,100         2,125,557
                                                                  -------------

New Jersey-7.5%
Morris-Union Jointure Commission
   Ctfs of Participation Ser 04 RADIAN
   5.00%, 5/01/24                                      2,000         2,049,500
New Jersey St Edl Fac Auth Rev
   Higher Ed Cap Impt-Ser A AMBAC
   5.25%, 9/01/21                                      6,800         7,204,396
                                                                  -------------
                                                                     9,253,896

New Mexico-5.0%
Dona Ana Cnty Tax Rev
   AMBAC Ser 03
   5.25%, 5/01/25                                        500           526,270
University of New Mexico
   FSA FHA Ser 04
   5.00%, 1/01/24                                      2,235         2,301,245
   5.00%, 7/01/24                                      3,195         3,289,700
                                                                  -------------
                                                                     6,117,215

New York-4.7%
Erie Cnty Indl Dev Agy Sch Fac Rev
   (Buffalo Sch Dist Proj) Ser 04 FSA
   5.75%, 5/01/23                                        950         1,057,302
   5.75%, 5/01/24                                        810           902,073
New York City
   GO Ser 04I
   5.00%, 8/01/21                                      3,300         3,405,501
New York City Indl Dev Agy Rev
   (British Airways) Ser 98 AMT
   5.25%, 12/01/32                                       500           453,830
                                                                  -------------
                                                                     5,818,706



10 o ACM MUNICIPAL SECURITIES INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
North Carolina-3.9%
Charlotte Arpt Rev
   MBIA Ser 04
   5.25%, 7/01/24                                   $  1,000        $1,059,100
North Carolina Eastern Muni Power Agy
   (Power Sys Rev) AMBAC Ser 05A
   5.25%, 1/01/20                                      3,500         3,729,040
                                                                  -------------
                                                                     4,788,140

North Dakota-1.7%
North Dakota Hsg Fin Agy SFMR
   (Mortgage Rev) Ser 98E AMT
   5.25%, 1/01/30                                      2,085         2,111,584
                                                                  -------------

Ohio-5.9%
Cuyahoga Cnty Hosp Fac Rev
   (University Hosp Hlth) Ser 00
   7.50%, 1/01/30                                      2,400         2,640,312
Fairfield Cnty Hosp Fac Rev
   (Fairfield Med Ctr Proj) RADIAN Ser 03
   5.00%, 6/15/23                                      1,255         1,275,419
Ohio Hsg Fin Agy MFHR
   (Mortgage Rev) GNMA Ser 97 AMT
   6.15%, 3/01/29                                      2,850         2,901,813
Port Auth Columbiana Cnty Solid Waste Fac Rev
   (Apex Environmental LLC) Ser 04A AMT
   7.125%, 8/01/25                                       500           496,600
                                                                  -------------
                                                                     7,314,144

Oregon-1.2%
Forest Grove
   Campus Impr (Pacific Proj)
   RADIAN Ser A
   5.00%, 5/01/28                                      1,420         1,447,818
Pennsylvania-4.4%
Pennsylvania Parking Facs Rev
   (30th St Station) ACA Ser 02 AMT
   5.875%, 6/01/33                                     2,050         2,144,362
Philadelphia Gas Wks Rev
   AGC Ser 04
   5.25%, 9/01/19                                      2,045         2,163,508
   5.25%, 8/01/21                                      1,000         1,059,590
                                                                  -------------
                                                                     5,367,460

Rhode Island-2.3%
Rhode Island Hlth & Edl Bldg Corp Rev
   (Times2 Academy) LOC-Citizens Bank Ser 04
   5.00%, 12/15/24                                     1,745         1,753,393
Rhode Island Hlth & Edl Bldg Corp Rev
   (Univ of Rhode Island) AMBAC Ser 04A
   5.50%, 9/15/24                                      1,000         1,083,520
                                                                  -------------
                                                                     2,836,913


ACM MUNICIPAL SECURITIES INCOME FUND o 11


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
South Carolina-3.8%
Charleston Cnty Sch Dist
   5.25%, 12/01/30                                  $  2,000        $2,080,840
Dorchester Cnty Sch Dist
   Assured Guaranty
5.00%, 12/01/29                                          800           820,464
Newberry Cnty Sch Dist Proj
   5.00%, 12/01/27                                     1,560         1,593,290
   5.00%, 12/01/30                                       165           163,381
                                                                  -------------
                                                                     4,657,975

Tennessee-8.4%
Johnson City Tenn Hlth & Edl Facs Brd Hosp Rev
   (Mountain States Health Alliance) Ser 06A
   5.50%, 7/01/31                                        640           663,142
Tenn Ed Loan Rev
   (Educational Funding of South)
   Ser 97B AMT
   6.20%, 12/01/21                                     9,600         9,716,928
                                                                  -------------
                                                                    10,380,070

Texas-19.7%
Dallas Arpt Rev
   (Fort Worth Intl Arpt) MBIA
   Ser 03A AMT
   5.25%, 11/01/25                                     2,000         2,066,260
Garza Cnty
   Pub Fac Corp Proj Rev
   5.50%, 10/01/19                                       255           261,808
Harris Cnty
   Ser 03
   5.00%, 10/01/23                                     1,400         1,441,860
Harris Cnty Toll Rev
   FSA Ser 02
   5.125%, 8/15/32                                     5,000         5,166,300
Hidalgo Cnty Hlth Svcs
   (Mission Hosp Inc Proj) Ser 05
   5.00%, 8/15/14                                         80            80,610
   5.00%, 8/15/15                                        185           185,934
   5.00%, 8/15/19                                         60            59,822
Lewisville TX Combination Contract Rev Spl
Assessment
   (Castle Hills Pub Impr Proj) ACA
   6.00%, 10/01/25                                       550           595,149
Lower Colorado Riv Auth
   AMBAC Ser 03
   5.25%, 5/15/25                                      1,800         1,885,014
Lower Colorado Riv Auth
   MBIA Ser 02
   5.00%, 5/15/31                                      1,500         1,537,485



12 o ACM MUNICIPAL SECURITIES INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Matagorda Cnty Rev
   (Centerpoint Energy Houston Electric LLC)
   Ser 04
   5.60%, 3/01/27                                   $  1,000        $1,029,740
MC Allen Wtr & Swr Rev
   5.25%, 2/01/21                                      1,605         1,707,832
   5.25%, 2/01/22                                      1,610         1,710,738
Richardson Hosp Auth Rev
   (Richardson Med Ctr) Ser 04
   6.00%, 12/01/19.                                      915           982,225
   5.875%, 12/01/24                                    1,155         1,207,668
Seguin Ed Fac Rev
   (Texas Lutheran Univ) Ser 04
   5.25%, 9/01/28                                      1,000         1,003,270
Texas Tech Univ Revs AMBAC
   5.00%, 2/15/28                                      3,300         3,421,275
                                                                 -------------
                                                                    24,342,990

Utah-2.1%
Davis Cnty Sales Tax Rev
   AMBAC Ser 03B
   5.25%, 10/01/23                                     1,005         1,060,134
Salt Lake City Wtr Rev
   AMBAC Ser 04
   5.00%, 7/01/23.                                     1,500         1,556,895
                                                                 -------------
                                                                     2,617,029

Washington-1.2%
Seattle Hsg Auth Rev MFHR
   (Wisteria Ct Proj) GNMA Ser 03
   5.20%, 10/20/28                                     1,475         1,511,536
                                                                 -------------

Wisconsin-4.1%
Wisconsin GO Ser 03
   5.00%, 11/01/26.                                    3,700         3,770,818
Wisconsin Hlth & Edl Fac Auth Rev
   (Bell Tower Residence Proj) Ser 05
   LOC-Allied Irish Bank PLC
   5.00%, 7/01/20                                      1,300         1,324,804
                                                                 -------------
                                                                     5,095,622

Total Investments-170.0%
   (cost $204,569,679)                                             209,607,229
Other assets less liabilities-3.0%                                   3,736,394
Preferred Stock, at redemption value-(73.0)%                       (90,000,000)

Net Assets Applicable to Common
   Shareholders-100%(d)                                           $123,343,623



ACM MUNICIPAL SECURITIES INCOME FUND o 13


(a)   Private placement.
(b)   Initial coupon is presented. Coupon after 12/01/07 will be 5.00%.
(c) Inverse Floater-Security with variable interest rate that moves in the opposite direction of short-term interest rates.
(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.


Glossary of Terms:
ACA    - American Capital Access (Financial Guaranty Corporation)
AGC    - American Guaranty Corporation
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax
FGIC   - Financial Guaranty Insurance Company
FHA    - Federal Housing Administration
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
LOC    - Letter of Credit
MBIA   - Municipal Bond Investors Assurance Corporation
MFHR   - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single Family Mortgage Revenue
XLCA   - XL Capital Assurance, Inc.


See notes to financial statements.


14 o ACM MUNICIPAL SECURITIES INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $204,569,679)           $209,607,229
Cash                                                                   397,908
Interest receivable                                                  3,538,483
Prepaid expenses                                                        33,989
                                                                 -------------
Total assets                                                       213,577,609

Liabilities
Advisory fee payable                                                    81,880
Administrative fee payable                                              37,522
Audit fee payable                                                       27,100
Dividend payable--preferred shares                                      24,576
Legal fees payable                                                      23,775
Printing fees payable                                                   18,545
Custodian fees payable                                                  16,437
Accrued expenses and other liabilities                                   4,151
                                                                 -------------
Total liabilities                                                      233,986

Preferred Stock, at redemption value
   $.01 par value per share; 3,600 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000
   per share liquidation preference                                 90,000,000
                                                                 -------------
Net Assets Applicable to Common Shareholders                      $123,343,623

Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
   99,996,400 shares authorized,
   11,145,261 shares issued and outstanding                           $111,453
Additional paid-in capital                                         140,672,224
Distributions in excess of net investment income                      (359,097)
Accumulated net realized loss on investment transactions           (22,118,507)
Net unrealized appreciation of investments                           5,037,550
                                                                 -------------
Net Assets Applicable to Common Shareholders                      $123,343,623

Net Asset Value Applicable to Common Shareholders
   (based on 11,145,261 common shares outstanding)                      $11.07
                                                                 -------------


See notes to financial statements.


ACM MUNICIPAL SECURITIES INCOME FUND o 15


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)
Investment Income
Interest                                                            $5,453,608
Expenses
Advisory fee                                      $533,305
Administrative fee                                 159,991
Auction Preferred Stock--auction
   agent's fees                                    111,701
Custodian                                           50,627
Audit                                               37,384
Legal                                               31,973
Directors' fees and expenses                        19,392
Printing                                            17,444
Registration fees                                   11,894
Transfer agency                                      9,412
Miscellaneous                                       13,256
                                             -------------
Total expenses                                     996,379
Less: Administration fee reimbursement
   (see Note B)                                   (106,661)
                                             -------------
Net expenses                                                           889,718
                                                                 -------------
Net investment income                                                4,563,890
                                                                 -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions                                             534,906
   Futures transactions                                                (17,077)
Net change in unrealized
appreciation/depreciation of:
   Investments                                                      (1,384,897)
   Futures                                                              41,445
                                                                 -------------
Net loss on investments                                               (825,623)
                                                                 -------------
Dividends to Auctioned Preferred
Shareholders from
Net investment income                                               (1,336,173)
                                                                 -------------
Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations                                                  $2,402,094
                                                                 -------------

See notes to financial statements.


16 o ACM MUNICIPAL SECURITIES INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                              Six Months Ended      Year Ended
                                                April 30, 2006     October 31,
                                                    (Unaudited)           2005
                                            -----------------    -------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                           $4,563,890          $9,387,397
Net realized gain on investment
   transactions                                    517,829           1,027,530
Net change in unrealized
   appreciation/depreciation
   of investments                               (1,343,452)         (2,915,211)
Dividends to Auction Preferred
Shareholders from
Net investment income                           (1,336,173)         (1,905,523)
                                              -------------       -------------
Net increase in net assets
   applicable to common shareholders
   resulting from operations                     2,402,094           5,594,193
Dividends to Common
Shareholders from
Net investment income                           (3,572,620)         (7,873,611)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of common stock                             -0-             55,061
                                              -------------       -------------
Total decrease                                  (1,170,526)         (2,224,357)
Net Assets Applicable to Common
Shareholders
Beginning of period                            124,514,149         126,738,506
                                              -------------       -------------
End of period (including distributions in
   excess of net investment income of
   ($359,097) and ($14,194),
   respectively)                              $123,343,623        $124,514,149
                                              -------------       -------------

See notes to financial statements.


ACM MUNICIPAL SECURITIES INCOME FUND o 17


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A
Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


18 o ACM MUNICIPAL SECURITIES INCOME FUND


as Alliance Capital Management L.P.), (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.


ACM MUNICIPAL SECURITIES INCOME FUND o 19


Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2006, there was no reimbursement paid to ABIS.

Under the terms of an Administration Agreement, the Fund is required to pay AllianceBernstein L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. Effective February 11, 2005, the Administrator has voluntarily agreed to reimburse the Fund for administrative expenses at an annual rate of .10 of 1% of the average weekly net assets of the Fund. For the six months ended April 30, 2006, the amount of such reimbursement was $106,661. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of ..10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                                 Purchases               Sales
                                            -----------------    -------------
Investment securities (excluding
  U.S. government securities)                  $33,197,766         $27,810,741
U.S. government securities                              -0-                 -0-


The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                       $6,543,349
Gross unrealized depreciation                                       (1,505,799)
                                                                  -------------
Net unrealized appreciation                                         $5,037,550

1.  Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specific amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


20 o ACM MUNICIPAL SECURITIES INCOME FUND


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Distributions To Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of


ACM MUNICIPAL SECURITIES INCOME FUND o 21


distributions paid to common shareholders during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                      2005             2004
                                            --------------    -------------
Distributions paid from:
   Ordinary income                                $262,628          $65,384
   Tax-exempt income                             7,610,983        9,595,248
                                            --------------    -------------
Total distributions paid                        $7,873,611       $9,660,632
                                            --------------    -------------



As of October 31, 2005, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses                         $(22,540,367)(a)
Unrealized appreciation/(depreciation)                          6,285,033(b)
                                                             -------------
Total accumulated earnings/(deficit)                         $(16,255,334)(c)


(a) On October 31, 2005, the Fund had a net capital loss carryforward of $22,540,367 of which $5,185,060 expires in the year 2007, $10,294,946 expires in the year 2008, $1,971,343 expires in the year 2010, and $5,089,018 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year October 31, 2005, the Fund utilized capital loss carryforwards of $925,088.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficits) is attributable primarily to dividends payable.

During the prior fiscal year, permanent differences, primarily due to the tax treatment of swap income and distributions in excess of net investment income, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investment transactions, and a decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE E

Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. There are 11,145,261 shares of common stock outstanding at April 30, 2006. During the six months ended April 30, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2005, the Fund issued 4,791 shares in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred


22 o ACM MUNICIPAL SECURITIES INCOME FUND


shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

The dividend rate on Series A is 3.80%, effective through May 4, 2006. The dividend rate on Series B is 3.70%, effective through May 2, 2006. The dividend rate on Series C is 3.85%, effective through May 5, 2006.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


ACM MUNICIPAL SECURITIES INCOME FUND o 23


NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


24 o ACM MUNICIPAL SECURITIES INCOME FUND


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.


ACM MUNICIPAL SECURITIES INCOME FUND o 25


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


26 o ACM MUNICIPAL SECURITIES INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     Six Months
                                       Ended
                                      April 30,                       Year Ended October 31,
                                        2006        -------------------------------------------------------------
                                    (unaudited)        2005        2004(a)      2003         2002       2001
                                    -----------     ---------    ---------    ---------    ---------    ---------
Net asset value, beginning
  of period                           $11.17          $11.38       $11.05       $10.85       $12.10       $11.71

Income From Investment
  Operations
Net investment income                    .41             .84          .88          .97         1.08         1.15
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.07)           (.17)         .41          .12        (1.32)         .45
Dividends to preferred
  shareholders from net
  investment income (common
  stock equivalent basis)               (.12)           (.17)        (.09)        (.09)        (.14)        (.27)
Net increase (decrease) in net
  asset value from operations            .22             .50         1.20         1.00         (.38)        1.33

Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net investment
  income                                (.32)           (.71)        (.87)        (.80)        (.87)        (.88)
Distributions in excess of net
  investment income                       -0-             -0-          -0-          -0-          -0-        (.06)
Total dividends and distributions
  to common shareholders                (.32)           (.71)        (.87)        (.80)        (.87)        (.94)
Net asset value, end of period        $11.07          $11.17       $11.38       $11.05       $10.85       $12.10
Market price, end of period           $10.71          $10.41       $12.09       $11.62       $11.50       $12.70
Premium (Discount)                     (3.25)%         (6.80)%       6.24%        5.16%        5.99%        4.96%

Total Return
Total investment return based on:(b)
  Market price                          5.98%          (8.09)%      12.34%        8.53%       (2.44)%       9.14%
  Net asset value                       2.09%           4.77%       11.20%        9.39%       (3.35)%      11.59%

Ratios/Supplemental Data
Net assets, applicable to
  common shareholders, end
  of period (000's omitted)         $123,344        $124,514     $126,739     $122,322     $119,323     $132,201
Preferred stock, at redemption
  value ($25,000 per share
  liquidation preference)
  (000's omitted)                    $90,000         $90,000      $90,000      $90,000      $90,000      $90,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses(c)                           1.43%(d)(e)     1.49%        1.65%        1.71%        1.65%        1.53%
  Net investment income, before
   preferred stock dividends(c)         7.36%(d)(e)     7.39%        7.87%        8.78%        9.32%        9.60%
  Preferred stock dividends             2.15%(e)        1.50%         .79%         .84%        1.19%        2.26%
  Net investment income, net of
   preferred stock dividends            5.20%(d)(e)     5.89%        7.08%        7.94%        8.13%        7.34%
Portfolio turnover rate                   13%             13%          36%          32%          24%          82%
Asset coverage ratio                     237%            238%         241%         236%         233%         247%



See footnote summary on page 28.


ACM MUNICIPAL SECURITIES INCOME FUND o 27


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was less than .01%.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment returns for periods of less than one full year are not annualized.

(c) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Net of fee waiver. If the Administrator had not waived expenses, the ratios to average net assets applicable to common shareholders for expenses, net investment income before preferred stock dividends and net investment income net of preferred stock dividends would have been 1.61%, 7.19% and 5.03%, respectively, for the six months ended April 30, 2006.

(e)  Annualized


28 o ACM MUNICIPAL SECURITIES INCOME FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Stockholders of ACM Municipal Securities Income Fund, Inc. ("the Fund") was held on March 29, 2006. A description of each proposal and number of shares voted at the meeting are as follows:

                                                     Voted           Authority
                                                      For            Withheld
------------------------------------------------------------------------------
To elect three Directors of the Fund's
common stockholders for a term of
two or three years and until his or her
successor is duly elected and qualifies.

Class Two (term expires 2008)
D. James Guzy                                      10,080,890         252,184

Class Three (terms expire 2009)
Marc O. Mayer                                      10,065,813         267,262
Marshall C. Turner, Jr.                            10,083,406         249,668


                                                     Voted           Authority
                                                      For            Withheld
------------------------------------------------------------------------------
To elect five Directors of the Fund's
preferred stockholders for a term of
one or two years and until his or her
successor is duly elected and qualifies.

Class One (terms expire 2007)
John H. Dobkin                                          3,175             425
Michael J. Downey                                       3,175             425

Class Two (term expires 2008)
D. James Guzy                                           3,175             425

Class Three (terms expire 2008)
Marc O. Mayer                                           3,175             425
Marshall C. Turner, Jr                                  3,175             425


ACM MUNICIPAL SECURITIES INCOME FUND o 29


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. Davidson, III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Administrator

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock: Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New YorkStock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards.The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.


30 o ACM MUNICIPAL SECURITIES INCOME FUND


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors also discussed the proposed continuances in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;


ACM MUNICIPAL SECURITIES INCOME FUND o 31


  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

  8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

  9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

  10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

  11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

  12.  the terms of the Advisory Agreement; and

  13. the terms of the Administration Agreement, and the proposed continuance of the waiver by the Administrator of 10 basis points of its fee for an additional one-year period, as discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement and taking into account the proposed continuance of the 10 basis point fee waiver referred to in No. 13 above, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.


32 o ACM MUNICIPAL SECURITIES INCOME FUND


The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement (taking into account the proposed continuance of the Administrator's 10 basis point fee waiver) are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate Administration Agreement and pays separate administration fees to the Administrator. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, renders certain administrative services to the Fund, including specified duties with respect to, among other things, the preparation of reports required to be sent to shareholders, the preparation of reports required to be filed with the Securities and Exchange Commission on Form N-SAR, arranging for the dissemination to shareholders of proxy materials, negotiating the terms and conditions under which custodian and dividend disbursing services will be provided and the related fees, the calculation of net asset value of the Fund, determining the amounts available for distribution as dividends and distributions to shareholders, assisting independent accountants of the Fund with the filing of tax returns, assisting the Adviser in monitoring compliance of the Fund's operations with the Investment Company Act of 1940, and providing accounting and bookkeeping services. The directors noted that the Administration Agreement provides that the Administrator may subcontract with Prudential Investments LLC ("Prudential") for the provision of all or any part of the services to be provided by it thereunder, and that Prudential has been retained at the Administrator's expense as the Fund's Sub-Administrator since it commenced operations. The directors noted that the Sub-Administration Agreement between the


ACM MUNICIPAL SECURITIES INCOME FUND o 33


Administrator and Prudential provides that Prudential, subject to the supervision of the Administrator, renders certain specified administrative services delegated to Prudential by the Administrator and renders certain other administrative services to the extent requested by the Administrator. All of the administrative services performed by Prudential are services that the Administrator is required to provide to the Fund pursuant to the Administration Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser (including in its capacity as Administrator) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its


34 o ACM MUNICIPAL SECURITIES INCOME FUND


business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Fund as compared to a group of 15 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. Performance information for a larger universe of funds in its Lipper category selected by Lipper was not provided by Lipper in light of the limited number of funds in the Fund's Lipper category. The directors also reviewed information prepared by the Adviser showing performance of the Fund as compared to the Lehman Brothers Municipal Bond Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (April 1993 inception). The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1- and 3-year periods, 5th quintile in the 5-year period and 3rd quintile in the 10-year period. The directors further noted that the Fund significantly outperformed the Index in the YTD, 1- and 3-year periods, materially outperformed the Index in the 5-year period, somewhat outperformed the Index in the 10-year period and somewhat underperformed the Index in the since inception period. The directors


ACM MUNICIPAL SECURITIES INCOME FUND o 35


noted that the Fund utilizes leverage whereas the Index is unleveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual combined advisory and administrative fee rate paid by the Fund to the Adviser and the Administrator and information prepared by Lipper concerning the fee rates paid by other funds where there is no separate administrator in the same Lipper category as the Fund. The directors noted that under the Fund's Sub-Administration Agreement, the Administrator pays the sub-administrator's fee out of the Administrator's own assets. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion. The directors noted that each of these fee schedules, if applied to the Fund, would result in a lower rate than that paid by the Fund pursuant to the Advisory Agreement.

The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income municipal securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The pro-


36 o ACM MUNICIPAL SECURITIES INCOME FUND


vision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors noted that at their December 14-16, 2004 meetings, the directors had requested a reduction in the advisory fees of the Fund to the levels in accordance with the fee schedules for open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement and Administration Agreement pending receipt and consideration of their request by the Adviser. At the February 7-10, 2005 meeting, the directors considered and approved the Administrator's proposal to waive 10 basis points of its fee for a one year period in order to reduce the fee rate under the Administration Agreement for such period from 0.15% to 0.5%. The directors noted that since the Administrator currently pays Prudential .10% for its services in respect of the Fund, the Administrator's fee for the Fund would be less than Prudential's for the one-year period.

At their December 14, 2005 meeting, the directors considered the Administrator's proposal to continue the administration fee waiver noted in the above paragraph for another one-year period. The directors also noted that if the Administration Agreement were amended to replace the annual rate of .15% with a "reimbursement at cost" arrangement, the Adviser estimated that the fee payable under such arrangement would be higher than the fee resulting from the current rate of 0.05% (the contractual rate of 0.15% less the 0.10% fee waiver). The directors noted that the Administrator continues to pay Prudential ..10% for the services in respect of the Fund from the Administrator's own assets and that the Administrator planned to terminate the Sub-Administration Agreement with Prudential. The directors further noted that the Adviser's costs in respect of the Fund would be reduced by the Adviser's termination of the Sub-Administration Agreement pursuant to which it pays Prudential a sub-administration fee equal to .10% of the Fund's average weekly net assets.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included pro forma expense ratios provided by the Adviser assuming the administration fee waiver approved at the February 2005 meeting had been in effect throughout fiscal 2004. All references to expense ratio are to the pro forma expense ratio. The directors recognized that the expense ratio information


ACM MUNICIPAL SECURITIES INCOME FUND o 37


for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's pro forma latest fiscal period actual management fees of 94.9 basis points (combined advisory and administration fees paid under the Advisory and Administration Agreements), which reflected a 10 basis point fee waiver by the Administrator, were the same as the Expense Group median and somewhat higher than the Expense Universe median. The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's advisory and administration contracts provide that fees are computed based on adjusted total assets (i.e., the average weekly value of the Fund's total assets, including assets attributable to any preferred stock that may be outstanding, less accrued liabilities of the Fund). The directors also noted that the Fund's pro forma expense ratio was materially higher than the Expense Group median and significantly higher than the Expense Universe median. The Adviser explained that the Fund's expense ratio was in part due to the Fund's relatively small size (approximately $217 million). The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


38 o ACM MUNICIPAL SECURITIES INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM MUNICIPAL SECURITIES INCOME FUND o 39


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM MuniSec." The Fund's NYSEtrading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


40 o ACM MUNICIPAL SECURITIES INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMVII-0152-0406


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.


The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.            DESCRIPTION OF EXHIBIT
      -----------            ----------------------
      12 (b) (1)             Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002


      12 (b) (2)             Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002


      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Municipal Securities Income Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    June 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    June 28, 2006


By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    June 28, 2006